EXHIBIT 3

                CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement constituting part of Post-Effective
Amendment No. 3 to the Registration Statement on Form S-8
(registration No. 2-92331) of the Hewlett-Packard Company
Tax Saving Capital Accumulation Plan of our report dated
March 17, 1995, appearing on page 1 on this Form 11-K.

Price Waterhouse LLP
San Francisco, California

June 28, 1995